                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_]  Preliminary Proxy Statement              [_]  Confidential, for Use of the
[X]  Definitive Proxy Statement                    Commission Only (as permitted
[_]  Definitive Additional Materials               by Rule 14a-6(e)(2))
[_]  Soliciting Material Pursuant to Rule
     14a-11(c) or Rule 14a-12

                    United Financial Banking Companies, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1.   Title of each class of securities to which transaction applies:

          ______________________________________________________________________

     2.   Aggregate number of securities to which transaction applies:

          ______________________________________________________________________

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ______________________________________________________________________

     4.   Proposed maximum aggregate value of transaction:

          ______________________________________________________________________

     5.   Total Fee Paid:

          ______________________________________________________________________

[_]  Fee paid previously with preliminary materials:

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.   Amount Previously Paid:

          ________________________

     2.   Form, Schedule or Registration Statement No.:

          ________________________

     3    Filing Party:

          ________________________

     4.   Date Filed:

          ________________________

                    UNITED FINANCIAL BANKING COMPANIES, INC.
                               8399 Leesburg Pike
                             Vienna, Virginia 22182

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

     The Annual Meeting of Shareholders of United Financial Banking Companies, Inc. will be held at the McLean Community Center, 1234 Ingleside Avenue, McLean, Virginia on Friday, June 6, 2003, at 10:00 a.m. for the following purposes:

     (1)  To elect three (3) Class 1 Directors;

     (2)  To approve the Company's 2003 Directors Stock Plan;

     (3)  To approve the Company's 2003 Executive Stock Plan;

     (4) To ratify the appointment of Brown, Dakes, Wannall & Maxfield, P.C. as the independent auditors for 2003; and

     (5) To act upon such other matters as may properly come before the Meeting or any adjournments thereof.

     Only holders of shares of Common Stock of record at the close of business on March 31, 2003 shall be entitled to vote at the Meeting.

     Please sign and promptly mail the enclosed proxy to ensure the presence of a quorum at the Meeting.

                                   By Order of the Board of Directors,


                                   /s/ LISA M. PORTER

                                   Lisa M. Porter
                                   Corporate Secretary

April 30, 2003

     Please sign, date and return your proxy promptly, whether or not you plan to attend the Meeting in person. No postage is required if mailed in the United States in the enclosed envelope. If you attend the Meeting, you may, if you desire, revoke your proxy and vote in person.

                    UNITED FINANCIAL BANKING COMPANIES, INC.
                                Executive Offices
                               8399 Leesburg Pike
                             Vienna, Virginia 22182

                                 PROXY STATEMENT

                         Annual Meeting of Shareholders
                             To Be Held June 6, 2003

                                     GENERAL

     This Proxy Statement and accompanying form of proxy, mailed to shareholders on or about May 9, 2003, are furnished in connection with the solicitation of proxies on behalf of the Board of Directors (the "Board") of United Financial Banking Companies, Inc. (the "Company") for use at the Annual Meeting of Shareholders (the "Meeting") to be held at 10:00 a.m. on Friday, June 6, 2003, at the McLean Community Center, 1234 Ingleside Avenue, McLean, Virginia, and at any adjournment thereof. The cost of soliciting proxies in the accompanying form will be borne by the Company. In addition to solicitation by mail, the Company will request banks, brokers and other custodians, nominees and fiduciaries to send proxy materials to the beneficial owners and to secure their voting instructions, if necessary. The Company, upon request, will reimburse them for their expenses in so doing. Directors, officers and regular employees of the Company may solicit proxies personally, by telephone or by telecopy, from some shareholders if proxies are not received promptly. Such persons will not receive any additional compensation for such solicitation.

     The Board has fixed the close of business on March 31, 2003, as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting (the "Record Date").

     A proxy in the accompanying form which is properly signed and returned and not revoked will be voted in accordance with instructions contained therein. Shares represented by proxies for which no instruction is given will be voted FOR the election of the nominees for directors specified herein, FOR the approval of the 2003 Directors Stock Plan, FOR the approval of the 2003 Executive Stock Plan, FOR the ratification of the appointment of Brown, Dakes, Wannall & Maxfield, P.C. and in the discretion of the holders of the proxies on all other matters properly brought before the Meeting and any adjournment or postponement thereof. The judges of election appointed for the Meeting will determine the presence of a quorum and will tabulate the votes cast at the Meeting. Abstentions will be treated as present for purposes of determining a quorum, but as unvoted for purposes of determining the approval of any matter submitted to the vote of shareholders. If a broker indicates that he or she does not have discretionary authority to vote any shares of Common Stock as to a particular matter, such shares will be treated as present for general quorum purposes, but will not be considered as present or voted with respect to such matter.

     Any shareholder giving a proxy may revoke it at any time before it is exercised by executing another proxy or by appearing at the Meeting and voting in person.

     The Company's Annual Report to Shareholders for the year ended December 31, 2002, is being sent to all shareholders with this Proxy Statement. Said Report is not to be considered a part of the proxy solicitation materials.

     At the Annual Meeting, each of the Company's outstanding shares of Common Stock will be entitled to one vote on all matters submitted to the shareholders. There are no cumulative voting rights. On the Record Date, there were 1,036,999 shares of Common Stock outstanding, held by approximately 448 shareholders of record.

                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

     The Company's Articles of Incorporation provide for the Board of Directors to be divided into three classes, as nearly equal in number as possible. Each class serves for a term of three years, with one class being elected each year. The Articles also provide that a vacancy on the Board of Directors shall be filled by a vote of the majority of the remaining directors, even if the remaining number of directors may be less than a quorum. The successor director selected by the remaining directors serves only until the next Annual Meeting of Shareholders, at which time the shareholders elect a successor director to serve for the remaining portion of that director's three-year term.

     At the 2003 Annual Meeting, three (3) Class 1 directors will be elected to serve until the 2006 Annual Meeting of Shareholders and until their successors are elected and qualified. Manuel V. Fernandez, William J. McCormick, Jr. and Robert W. Pitts are the nominees for election as Class 1 directors. Mr. Fernandez and Mr. McCormick have previously been elected as directors by the shareholders of the Company. Mr. Pitts is a certified public accountant who has been practicing for more than forty years. He has served on the Business Bank Board of Directors since 1998. The Board recommends that the nominees named above be elected. Proxies received will be voted FOR the election of the nominees, unless marked to the contrary. A shareholder who desires to withhold voting of the proxy for the nominees may so indicate on the proxy. In order for a nominee to be elected, he must receive a plurality of the votes cast in the election at the Meeting. These nominees have consented to be named in this Proxy Statement as nominees for election as directors and have indicated their intent to serve if elected. However, in the event the nominees are not available for election, the proxies will be voted for such persons as shall be designated by the Board as replacements.

     The following information is furnished with respect to the nominees for election as a director and the remaining directors who will continue to serve as indicated below, including age, the year each became a director, information regarding beneficial ownership of the Company's Common Stock as of the Record Date, and each nominee's principal occupation and business experience.

                                                     Year First        Number of Shares of Common     Percent of Outstanding
                                          Age      Became Director    Stock Beneficially Owned (1)    Common Stock Shares (1)
                                          ---      ---------------    ----------------------------    -----------------------
Class 1 - If elected to serve until the 2006 Annual Meeting

   William J. McCormick, Jr.              (65)          1995                33,155(2)                       3.19%

   Manuel V. Fernandez                    (75)          1998               146,926(3)                      14.14%

   Robert W. Pitts                        (71)          2003                17,607(4)                       1.69%

Class 2 - To serve until the 2004 Annual Meeting

   Harold C. Rauner                       (52)          1994                63,580(5)                       5.84%

   Edward H. Pechan                       (56)          1995                 7,800(6)                        .75%

Class 3 - To serve until  the 2005 Annual Meeting

   Dennis I. Meyer                        (67)          1983               105,807(7)                      10.17%

   Sharon A. Stakes                       (40)          1994                12,135(8)                       1.16%

   Jeffery T. Valcourt                    (50)          1996               295,413(9)                      28.39%

All directors and executive officers as a group (9 persons)                690,666(10)                     61.38%

(1) A person is deemed to be the beneficial owner of shares as to which he has or shares voting or investment power. Except as otherwise indicated, all shares are owned directly. Ownership is based on 1,036,999 shares of Common Stock as of the Record Date. In calculating the percentage of shares owned for option holders, the total number of shares outstanding is deemed to include the option shares granted to that holder and exercisable within sixty days of the Record Date.

(2) Includes 1,000 shares owned directly. 29,555 shares owned indirectly are owned by a company of which Mr. McCormick is the majority shareholder. Also includes options to purchase 2,600 shares of Common Stock pursuant to the Company's Directors Stock Plans.

(3) Includes 144,926 shares owned directly. Also includes options to purchase 2,000 shares of Common Stock pursuant to the Company's Directors Stock Plan.

(4) Includes 15,607 shares owned directly. Also includes options to purchase 2,000 shares of Common Stock pursuant to the Company's Directors Stock Plan.

(5) Includes 11,500 shares owned directly and options to purchase 52,080 shares of Common Stock pursuant to the Company's Executive Stock Plans.

(6) Includes 4,200 shares owned directly and options to purchase 3,600 shares of Common Stock pursuant to the Company's Directors Stock Plans.

(7) Includes 4,875 shares of Common Stock owned by Mr. Meyer's children, 239 shares owned by Mr. Meyer and 97,093 shares owned by his spouse, Rita M. Meyer. Also includes options to purchase 3,600 shares of Common Stock pursuant to the Company's Directors Stock Plans.

(8) Includes 400 shares owned directly and options to purchase 11,735 shares of Common Stock pursuant to the Company's Executive Stock Plans.

(9) Includes 1,000 shares of Common Stock owned by Mr. Valcourt and options to purchase 3,600 shares of Common Stock pursuant to the Company's Directors Stock Plans. Also includes 290,813 shares of Common Stock owned by JNV Limited Partnership II, of which Mr. Valcourt is the general partner.

(10) Includes options to purchase 70,855 shares of Common Stock pursuant to the Company's Executive Stock Plans and options to purchase 17,400 shares of Common Stock pursuant to the Directors Stock Plans.

       The business experience of the nominees for election and serving directors described below relates to the past five years unless otherwise indicated.

       Mr. McCormick is the majority shareholder of Jordan Kitt's Music, Inc., and serves as its President. He serves as a director for the American Music Conference and of the Schmitt Music Centers in Minneapolis, Minnesota.

       Mr. Fernandez is the owner and President of 650 Water Street, Inc., which operates a hotel and restaurant. Over the past several years, Mr. Fernandez has served as a director for several banks and currently serves as a director for the Hello Network. He is a managing member or a general partner in several real estate projects.

       Mr. Pitts is the senior partner in the firm of Pitts & Company PC CPAs. He has been a certified public accountant and practicing for over forty years in the Northern Virginia area. Mr. Pitts has served on The Business Bank Board of Directors since 1998.

       Mr. Rauner became President of The Business Bank in December 1994. In January 1997, Mr. Rauner was elected President and CEO of the Company by the Board of Directors. He is also President and director of the Company's subsidiary, Business Venture Capital, Inc. (BVCI) and a director of the Bank's subsidiary, The Business Bank Insurance Agency, Inc.

       Mr. Pechan is the former President of E.H. Pechan & Associates, Inc., which is a national consulting firm in Springfield, Virginia, specializing in environmental policy issues.

       Mr. Meyer is one of the founding directors of the Company. He is senior counsel at the law firm of Baker & McKenzie, Washington, D.C., which specializes in international law. He is a director of Oakwood Homes Corporation and Carey International.

       Mrs. Stakes has been employed by the Company's main subsidiary, The Business Bank, since 1984 and currently serves as Executive Vice President of the Company, the Bank and BVCI. Mrs. Stakes is also the President and a director of The Business Bank Insurance Agency, Inc.

       Mr. Valcourt was elected Chairman of the Board of the Company by the Board of Directors in January 1997. He also serves as a director of the Bank, BVCI and The Business Bank Insurance Agency, Inc. Mr. Valcourt is the Chairman and CEO of Valcourt Building Services, a window washing and exterior building maintenance company, with offices in Arlington, Virginia, Elizabeth, New Jersey, Pennsauken, New Jersey and Atlanta, Georgia. Valcourt Building Services is the largest window cleaning company in the United States.

       The Board of Directors recommends that the shareholders vote FOR the nominees standing for election as director.

                                  PROPOSAL TWO

               APPROVAL OF THE COMPANY'S 2003 DIRECTORS STOCK PLAN

       The Board of Directors proposes for approval the United Financial Banking Companies Inc. 2003 Directors Stock Option Plan (in this proposal the "Plan"), subject to approval by the Company's shareholders. Following is summary of the Plan. The Plan is attached as Exhibit A and should be consulted for additional information.

Purpose of the Plan

       The purpose the Plan is to advance the interests of the Company by providing Non-Employee Directors and Non-Employee Advisory Board Members an opportunity to acquire shares of the Company's Common Stock ("Common Stock"). By encouraging stock ownership, the Company seeks to attract, retain and motivate key professionals as well as provide additional incentive to promote the success of the Company as measured by the value of its Common Stock.

Description of the Plan

       Administration. The Plan is administered by a committee (the "Committee") consisting of non-employee members of the Board of Directors. The Committee has the authority to select participants and to grant Options, to determine the content of Options granted under the Plan, and otherwise to administer and interpret the Plan. Decisions of the Committee are final and conclusive. Members of the Committee will be indemnified to the full extent permissible under the Company's Articles of Incorporation and Bylaws in connection with any claims or other actions relating to any action taken under the Plan.

       Eligible Persons; Types of Options. The Committee may grant stock options ("Options") under the Plan to non-employee directors and non-employee advisory board members designated by the Committee. The Company and its subsidiaries have not yet designated those who are eligible to participate in the Plan; however, the Committee anticipates that the Company and Bank's nine outside directors and eight outside Bank advisory board members will be eligible to participate in the Plan. The Committee has not determined the number, exercise price, or other terms of Options that will be granted under the Plan.

       Options will be Non-Qualified Stock Options defined as an option to purchase Common Stock that meets the requirements set forth in the Plan but which is not intended to be, and is not identified as an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code ("Code").

       Financial Effects of Options. The Company will receive no monetary consideration for the granting of Options under the Plan. It will receive no monetary consideration other than the option price for shares of Common Stock issued to optionees upon the exercise of their Options. Under current accounting standards, recognition of compensation expense is not required when stock options are granted at the fair market value of the common stock on the date the option is granted. Stock options are considered, however, in the calculation of diluted earnings per share of the Company.

       Shares Available for Grants. The Plan reserves 60,000 authorized but unissued shares of Common Stock for issuance upon the exercise of Options. In the event of any merger, consolidation, recapitalization, reorganization, reclassification, stock dividend, split-up, combination of shares or similar event in which the number or kind of shares is changed without receipt or payment of consideration by the Company, the Committee will adjust both the number and kind of shares of stock as to which Options may be Optioned under the Plan, the affected terms of all outstanding Options, and the aggregate number of shares of Common Stock remaining available for grant under the Plan. If Options expire, become unexercisable, or are forfeited for any reason without having been exercised, the shares of Common Stock subject to such Options will be available for the grant of additional Options under the Plan, unless the Plan has been terminated.

       Duration of the Plan and Grants. The Plan has a term of 5 years from July 31, 2003, its effective date, after which date no Options may be granted under the Plan. The maximum term for an Option is 10 years from the date of grant. The expiration of the Plan, or a termination of the Plan by the Committee, will not affect any Option then outstanding.

       Options. The exercise price of Options may not be less than 100% of the fair market value of the Common Stock on the date of grant. In the case of an optionee who owns more than 10% of the outstanding Common Stock on the date of grant, the option price may not be less than 110% of fair market value of the shares.

       Exercise of Options. The exercise of Options will be subject to terms and conditions established by the Committee in written agreements between the Committee and the optionees. Generally, the Option may be exercised by a Participant while the Participant is a Non-Employee Director or a Non-Employee Advisory Board Member or one year after termination of Continuous Service, as defined in the Plan, except if the Non-Employee Director or a Non-Employee Advisory Board Member's Continuous Service terminates by reason of just cause as defined in the Plan, in which case the Participant's right to exercise such Non-Qualified Stock Option shall expire on the date of such termination.

       A participant may exercise Options only by written notice of intent to exercise the Option with respect to a specified number of shares of Common Stock, and payment to the Company in cash, in Common Stock, or a combination of cash and Common Stock, of the amount of the exercise price for the number of shares for which the Option is being exercised. Common Stock used to pay the exercise price for Options will be valued at its market value at the date of exercise.

       Change in Control. All Options become immediately exercisable and fully vested upon a change in control. At that time, the Committee may grant the optionee the right to receive a cash payment in an amount equal to the excess of the market value of the shares subject to such Option over the exercise price of the Option, except that in no event may an Option be exchanged for cash within the six-month period following the date of its grant. If there is a liquidation or dissolution of the Company, (ii) a merger or consolidation in which the Company is not the surviving entity; or (iii) the sale or disposition of all or substantially all of the Company's assets, then the all outstanding Options must be surrendered in return for options for shares of the acquiring company, shares of the acquiring company with a market value equal to the excess of the market value of the shares subject to option on the date of the transaction over the exercise price of the option, or cash equal to the excess of the market value of the shares subject to option on the date of the transaction over the exercise price of the option, as determined by the Committee.

       A change in control under the Plan means any one of the following events:
(1) the acquisition of ownership or control of 51% or more of the Company's voting stock; (2) acquisition of the power to control election of the majority of the Company's directors; (3) the exercise of a controlling influence over the management or policies of the Bank or the Company by any person or by persons acting as a group within the meaning of Section 13(d) of the Securities Exchange Act of 1934, or (4) the failure of Continuing Directors to constitute at least two-thirds of the Board of Directors of the Company or the Bank during any period of two consecutive years. A change in control does not include acquisition of ownership or control of voting securities of the Company by an employee benefit Plan sponsored by the Company or the Bank; acquisition of voting securities by the Company through share repurchase or otherwise; or acquisition by an exchange of voting securities with a successor to the Company in a reorganization, such as a re-incorporation, that does not have the purpose or effect of significantly changing voting power or control. Continuing directors are those individuals who were directors at the Effective Date of the Plan and those other individuals whose election or nomination for election as a director was approved by a vote of at least two-thirds of the continuing directors then in office. The decision of the Committee as to whether a change in control has occurred or an offer to effect a change in control has been received is conclusive and binding.

       Although these provisions are included in the Plan primarily for the protection of an optionee in the event of a change in control of the Company, they may also be regarded as having a takeover defensive effect, which may reduce the Company's vulnerability to hostile takeover attempts and certain other transactions which have not been negotiated with and approved by the Board of Directors.

       Nontransferability. Options may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution, pursuant to the terms of a qualified domestic relations order, or, in the sole discretion of the Committee, in connection with a transfer for estate or retirement planning purposes to a trust established for such purposes.

       Conditions on Issuance or Sale of Shares. The Committee has the authority to impose restrictions on shares issued under the Plan that it deems appropriate or desirable, including the authority to impose a right of first refusal or to establish repurchase rights or both of these restrictions. The Committee may not issue shares unless the issuance complies with applicable securities laws, and to that end may require that an optionee or grantee make certain representations or warranties. In addition, no shares that have been acquired upon exercise of an Option may be sold or otherwise disposed of (except by gift or upon death) before the end of a six-month period that begins on the date the Option was granted.

       Amendment and Termination of the Plan. The Board of Directors may from time to time amend the terms of the Plan and, with respect to any shares at the time not subject to Options, suspend or terminate the Plan. Shareholder approval is required for an amendment that would increase the number of shares subject to the Plan or that would extend the term of the Plan. No amendment, suspension or termination of the Plan will, without the consent of any affected holders of an Option, alter or impair any rights or obligations under the Option.

Federal Income Tax Consequences

       Non-Qualified Stock Options. An optionee will recognize ordinary income upon the exercise of the Non-Qualified Stock Option in an amount equal to the difference between the fair market value of the shares on the date of exercise and the option price (or, if the optionee is subject to certain restrictions imposed by the federal securities laws, upon the lapse of those restrictions unless the optionee makes a special tax election within 30 days after the date of exercise to have the general rule apply). Upon a subsequent disposition of such shares, any amount received by the optionee in excess of the fair market value of the shares as of the exercise will be taxed as capital gain. The Company will be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the ordinary income recognized by the optionee in connection with the exercise of a Non-Qualified Stock Option.

       As of the date of the Annual Meeting, no Options have been granted to any person under the Plan and the amounts to be received by directors and advisory board members, as a group cannot be determined at this time.

Recommendation and Vote Required

       The Board of Directors has determined that the Plan is desirable, cost effective, and produces incentives that will benefit the Company and its shareholders.

       Approval of the Plan requires the favorable vote of a majority of the votes represented at the Annual Meeting (assuming a quorum of a majority of the outstanding shares of Common Stock is present). The Board of Directors recommends a vote "FOR" approval of the Plan.

                                 PROPOSAL THREE
               APPROVAL OF THE COMPANY'S 2003 EXECUTIVE STOCK PLAN

       The Board of Directors proposes for approval the United Financial Banking Companies Inc. 2003 Executive Stock Option Plan (in this proposal, the "Plan"), subject to approval by the Company's shareholders. Following is summary of the Plan. The Plan is attached as Exhibit B and should be consulted for additional information.

Purpose of the Plan

       The purpose of the Plan is to advance the interests of the Company by providing key employees of the Company and its Affiliates with the opportunity to acquire shares of Common Stock ("Common Stock"). By encouraging stock ownership, the Company seeks to attract, retain and motivate the best available personnel; to promote the success of the business as measured by the value of its Shares; and generally to increase the commonality of interests among directors, key employees and other shareholders.

 Description of the Plan

       Administration. The Plan is administered by a committee (the "Committee") consisting of non-employee members of the Board of Directors. The Committee has the authority to select participants and to grant Options, to determine the content of Options granted under the Plan, and otherwise to administer and interpret the Plan. Decisions of the Committee are final and conclusive. Members of the Committee will be indemnified to the full extent permissible under the Company's Articles of Incorporation and Bylaws in connection with any claims or other actions relating to any action taken under the Plan.

       Eligible Persons; Types of Options. The Committee may grant stock options ("Options") under the Plan to employees designated by the Committee. The Company and its subsidiaries have not yet designated those who are eligible to participate in the Plan; however, the Committee anticipates that substantially all of the Company's employees will be eligible to participate in the Plan. The Committee has not determined the number, exercise price, or other terms of Options that will be granted under the Plan.

       Options may either be Incentive Stock Options as defined in Section 422 of The Internal Revenue Code (the "Code") or Non-Qualified Stock Options.

       Financial Effects of Options. The Company will receive no monetary consideration for the granting of Options under the Plan. It will receive no monetary consideration other than the option price for shares of Common Stock issued to optionees upon the exercise of their Options. Under current accounting standards, recognition of compensation expense is not required when stock options are granted at the fair market value of the common stock on the date the option is granted. Stock options are considered, however, in the calculation of diluted earnings per share of the Company.

       Shares Available for Grants. The Plan reserves 90,000 authorized but unissued shares of Common Stock for issuance upon the exercise of Options. In the event of any merger, consolidation, recapitalization, reorganization, reclassification, stock dividend, split-up, combination of shares or similar event in which the number or kind of shares is changed without receipt or payment of consideration by the Company, the Committee will adjust both the number and kind of shares of stock as to which Options may be Optioned under the Plan, the affected terms of all outstanding Options, and the aggregate number of shares of Common Stock remaining available for grant under the Plan. If Options expire, become unexercisable, or are forfeited for any reason without having been exercised, the shares of Common Stock subject to such Options will be available for the grant of additional Options under the Plan, unless the Plan has been terminated.

       Duration of the Plan and Grants. The Plan has a term of 5 years from July 31, 2003, its effective date, after which date no Options may be granted under the Plan. The maximum term for an Option is 10 years from the date of grant. The expiration of the Plan, or a termination of the Plan by the Committee, will not affect any Option then outstanding.

       Options. The exercise price of Options may not be less than 100% of the fair market value of the Common Stock on the date of grant. In the case of an optionee who owns more than 10% of the outstanding Common Stock on the date of grant, the option price for an Incentive Stock Option may not be less than 110% of fair market value of the shares. As required by federal tax laws, to the extent that the aggregate fair market value (determined when an Incentive Stock Option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable by an optionee for the first time during any calendar year (under all Plans of the Company and of any subsidiary) exceeds $100,000, the Options will be treated as Non-Incentive Stock Options, and not as Incentive Stock Options.

       Exercise of Options. The exercise of Options will be subject to terms and conditions established by the Committee in written agreements between the Committee and the optionees. An Incentive Stock Option will cease to be exercisable upon (i) an employee's termination of employment for "just cause" (as defined in the Plan), (ii) the date three months after an employee terminates service for a reason other than just cause, death, or disability, or
(iii) the date two years after an employee terminates service due to disability, or two years after termination of such service due to his death. Unless the written agreement provides otherwise, an unexpired Non-Qualified Stock Option will cease to be exercisable upon (i) an employee's termination of employment for "just cause" (as defined in the Plan), (ii) the date three months after an employee terminates service for a reason other than just cause, death, or disability, or (iii) the date two years after an employee terminates service due to disability, or two years after termination of such service due to his death. All unexpired Options become immediately exercisable upon the optionee's death or permanent and total disability. In no event, however, will any Option be exercisable after its expiration date. Options may not be exercised for fractional shares of Common Stock or prior to the optionee's satisfaction of any income tax withholding requirements.

       A participant may exercise Options only by written notice of intent to exercise the Option with respect to a specified number of shares of Common Stock, and payment to the Company in cash, in Common Stock, or a combination of cash and Common Stock, of the amount of the exercise price for the number of shares for which the Option is being exercised. Common Stock used to pay the exercise price for Options will be valued at its market value at the date of exercise.

       Change in Control. All Options become immediately exercisable and fully vested upon a change in control. At that time, the Committee may grant the optionee the right to receive a cash payment in an amount equal to the excess of the market value of the shares subject to such Option over the exercise price of the Option, except that in no event may an Option be exchanged for cash within the six-month period following the date of its grant. If there is a liquidation or dissolution of the Company, (ii) a merger or consolidation in which the Company is not the surviving entity; or (iii) the sale or disposition of all or substantially all of the Company's assets, then the all outstanding Options must be surrendered in return for options for shares of the acquiring company, shares of the acquiring company with a market value equal to the excess of the market value of the shares subject to option on the date of the transaction over the exercise price of the option, or cash equal to the excess of the market value of the shares subject to option on the date of the transaction over the exercise price of the option, as determined by the Committee.

       A change in control under the Plan means any one of the following events:
(1) the acquisition of ownership or control of 51% or more of the Company's voting stock; (2) acquisition of the power to control election of the majority of the Company's directors; (3) the exercise of a controlling influence over the management or policies of the Bank or the Company by any person or by persons acting as a group within the meaning of Section 13(d) of the Securities Exchange Act of 1934, or (4) the failure of Continuing Directors to constitute at least two-thirds of the Board of Directors of the Company or the Bank during any period of two consecutive years. A change in control does not include acquisition of ownership or control of voting securities of the Company by an employee benefit Plan sponsored by the Company or the Bank; acquisition of voting securities by the Company through share repurchase or otherwise; or acquisition by an exchange of voting securities with a successor to the Company in a reorganization, such as a re-incorporation, that does not have the purpose or effect of significantly changing voting power or control. Continuing directors are those individuals who were directors at the Effective Date of the Plan and those other individuals whose election or nomination for election as a director was approved by a vote of at least two-thirds of the continuing directors then in office. The decision of the Committee as to whether a change in control has occurred or an offer to effect a change in control has been received is conclusive and binding.

       Although these provisions are included in the Plan primarily for the protection of an employee-optionee in the event of a change in control of the Company, they may also be regarded as having a takeover defensive effect, which may reduce the Company's vulnerability to hostile takeover attempts and certain other transactions which have not been negotiated with and approved by the Board of Directors.

       Nontransferability. Incentive Stock Options may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution. Non-Incentive Stock Option's may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution, pursuant to the terms of a qualified domestic relations order, or, in the sole discretion of the Committee, in connection with a transfer for estate or retirement planning purposes to a trust established for such purposes.

       Conditions on Issuance or Sale of Shares. The Committee has the authority to impose restrictions on shares issued under the Plan that it deems appropriate or desirable, including the authority to impose a right of first refusal or to establish repurchase rights or both of these restrictions. The Committee may not issue shares unless the issuance complies with applicable securities laws, and to that end may require that an optionee or grantee make certain representations or warranties. In addition, no shares that have been acquired upon exercise of an Option may be sold or otherwise disposed of (except by gift or upon death) before the end of a six-month period that begins on the date the Option was granted.

       Amendment and Termination of the Plan. The Board of Directors may from time to time amend the terms of the Plan and, with respect to any shares at the time not subject to Options, suspend or terminate the Plan. Shareholder approval is required for an amendment that would increase the number of shares subject to the Plan or that would extend the term of the Plan. No amendment, suspension or termination of the Plan will, without the consent of any affected holders of an Option, alter or impair any rights or obligations under the Option.

Federal Income Tax Consequences

       Incentive Stock Options. An employee recognizes no taxable income upon the grant of Incentive Stock Options. If the optionee holds the option shares for at least two years from the date the Incentive Stock Option is granted and one year from the date the Incentive Stock Option is exercised, any gain realized on the sale of the shares received upon exercise of such Incentive Stock Option is taxed as long-term capital gain. However, the difference between the fair market value of the stock at the date of exercise and the exercise price of the Incentive Stock Option will be treated as an item of tax preference in the year of exercise for purposes of the alternative minimum tax. If the employee disposes of the shares before the expiration of either of the special holding periods, the disposition is a "disqualifying disposition." In this event, the employee will be required, at the time of the disposition of the stock, to treat the lesser of the gain realized or the difference between the exercise price and the fair market value of the stock at the date of exercise as ordinary income and the excess, if any, as capital gain.

       The Company will not be entitled to any deduction for federal income tax purposes as the result of the grant or exercise of an Incentive Stock Option, regardless of whether or not the exercise of the Incentive Stock Option results in liability under the alternative minimum tax. However, if the employee has ordinary income taxable as compensation as a result of a disqualifying disposition, the Company will be entitled to deduct an equivalent amount.

       Non-Qualified Stock Options. An optionee will recognize ordinary income upon the exercise of the Non-Qualified Stock Option in an amount equal to the difference between the fair market value of the shares on the date of exercise and the option price (or, if the optionee is subject to certain restrictions imposed by the federal securities laws, upon the lapse of those restrictions unless the optionee makes a special tax election within 30 days after the date of exercise to have the general rule apply). Upon a subsequent disposition of such shares, any amount received by the optionee in excess of the fair market value of the shares as of the exercise will be taxed as capital gain. The Company will be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the ordinary income recognized by the optionee in connection with the exercise of a Non-Qualified Stock Option.

       As of the date of the Annual Meeting, no Options have been granted to any person under the Plan and the amounts to be received by executive officers and all employees, as a group cannot be determined at this time.

Recommendation and Vote Required

       The Board of Directors has determined that the Plan is desirable, cost effective, and produces incentives that will benefit the Company and its stockholders. The Board of Directors is seeking stockholder approval of the Plan in order to satisfy the requirements of the Code for favorable tax treatment of incentive stock options and to exempt certain option transactions from the short-swing trading rules of the Securities and Exchange Commission.

       Approval of the Plan requires the favorable vote of a majority of the votes represented at the Annual Meeting (assuming a quorum of a majority of the outstanding shares of Common Stock is present). The Board of Directors recommends a vote "FOR" approval of the Plan.

                                  PROPOSAL FOUR
        RATIFY THE APPOINTMENT OF BROWN, DAKES, WANNALL & MAXFIELD, P.C.
                      AS THE INDEPENDENT AUDITORS FOR 2003

       Pursuant to the recommendation of the Audit Committee, the Board of Directors has appointed Brown, Dakes, Wannall & Maxfield, P.C. to audit the United Financial Banking Companies, Inc. and subsidiaries financial statements for 2003. Brown, Dakes, Wannall & Maxfield, P.C. has served as the Company's independent audit firm since 2000.

       The accounting firm of D.R. Maxfield & Company was selected to audit the consolidated financial statements of the Company for the years ended December 31, 1997, 1998 and 1999. On January 1, 2001, D.R. Maxfield & Company, the independent certified public accountants which audited UFBC's financial statements as of and for the three years ended December 31, 2000, advised UFBC that it had merged with the firm Brown, Dakes & Wannall, P.C. to form the firm of Brown, Dakes, Wannall & Maxfield, P.C.

       D.R. Maxfield & Company's report on UFBC's financial statements for the years ended December 31, 2000 and 1999 did not contain an adverse opinion or disclaimer of opinion, and were not modified as to uncertainty, audit scope or accounting principles. During the period January 1, 1998 to December 31, 2000 and through the date on which they merged, there were no disagreements with D.R. Maxfield & Company on any matter of accounting principles or practices, financial statement disclosure, audit scope or procedure which, if not resolved to its satisfaction, would have caused it to make reference to such disagreement in connection with this report.

       Representatives from Brown, Dakes, Wannall & Maxfield, P.C. are not expected to be present at the Annual Meeting.

       At the 2003 Annual Meeting, the Board of Directors proposes the ratification of the appointment of Brown, Dakes, Wannall & Maxfield, P.C. to audit the United Financial Banking Companies, Inc. and subsidiaries financial statements for 2003. Ratification of Brown, Dakes, Wannall & Maxfield, P.C. requires the favorable vote of a majority of the votes represented at the Annual Meeting (assuming a quorum of a majority of the outstanding shares of Common Stock is present). The Board of Directors recommends a vote "FOR" the proposal to ratify the appointment of Brown, Dakes, Wannall & Maxfield, P.C.

Information Regarding the Board of Directors and Its Committees

       There were 6 meetings of the Board of Directors during 2002. The Company has standing audit, compensation and nominating committees. There were 3 meetings of the Audit Committee, 2 meetings of the Compensation Committee and 1 meeting of the Nominating Committee. During 2002, all of the Company's directors attended more than 75% of the Board of Directors meetings and committee meetings of which they were members. The non-employee directors of the Bank are paid $250 for each loan committee meeting attended.

Audit Committee

       During 2002, the Audit Committee consisted of Messrs. Fernandez, McCormick, Meyer, Pechan and Valcourt, non-employee members of the Board of Directors and Mr. Robert Pitts, a non-employee member of the Bank Board of Directors. Each member of the Audit Committee is independent, as determined under the definition of independence adopted by the National Association of Securities Dealers. The Board of Directors has adopted a written charter for the Audit Committee.

Audit Committee Report

       The Audit Committee has been appointed to assist the Board of Directors in fulfilling the Board's oversight responsibilities by reviewing the financial information that will be provided to the shareholders and others, the systems of internal controls establish by management and the Board and the independence and performance of the Company's audit process.

       The Audit Committee has:

       (1) reviewed and discussed with management the audited financial statements included in the Company's Annual Report and Form 10-KSB;

       (2) discussed with Brown, Dakes, Wannall & Maxfield, P.C., the Company's independent auditors, the matters required to be discussed by statement of Auditing Standards No. 61, and has received the written disclosures and letter from Brown, Dakes, Wannall & Maxfield, P.C., as required by Independence Standards Board Standard No. 1; and

       (3) discussed with Brown, Dakes, Wannall & Maxfield, P.C., its independence.

       Based on these reviews and discussions, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company's annual report on Form 10-KSB for the year ended December 31, 2002. The Audit Committee has also considered whether the amount and nature of non-audit services provided by Brown, Dakes, Wannall & Maxfield, P.C. is compatible with the auditor's independence.

                       Members of the 2002 Audit Committee

        Manuel V. Fernandez            Dennis I. Meyer           Robert W. Pitts
        William J. McCormick, Jr.      Jeffery T. Valcourt

Fees Paid to Independent Accounting Firm

Audit fees.

       The aggregate amount of fees billed by Brown, Dakes, Wannall & Maxfield, P.C. for services provided in connection with the audit of the Company's financial statements for the year ended December 31, 2002, and for review of the financial statements included in the Company's quarterly reports on Form 10-QSB filed during 2002 was $27,500.

All Other Fees.

       During the year ended December 31, 2002, Brown, Dakes, Wannall & Maxfield, P.C. billed $3,500 for other professional services of preparing the Company's tax return. Brown, Dakes, Wannall & Maxfield, P.C. did not bill for any professional services related to the design, implementation or operation of the Company's financial information systems during the year ended December 31, 2002.

Compensation Committee

       The Compensation Committee currently consists of Messrs. McCormick, Meyer and Valcourt, non-employee members of the Board of Directors, and Mr. John Motz, a non-employee member of the Bank Board of Directors. The Committee meets periodically to recommend award options under the Company's Employee Stock Plans and to recommend the price of each option share granted. The Committee also meets periodically to review and recommend compensation to executive officers of the Company.

Nominating Committee

       The Nominating Committee currently consists of Messrs. Meyer, Rauner and Valcourt . This committee meets annually to nominate the slate of directors to be elected at the Annual Shareholders Meeting.

                               EXECUTIVE OFFICERS

Names (Ages) of Executive Officers

       Harold C. Rauner (52), a director of the Company, has served as the President and Chief Executive Officer of the Company since January 24, 1997. Mr. Rauner became President of The Business Bank, the Company's main subsidiary, in December 1994.

       Sharon A. Stakes (40), a director of the Company, has served as Executive Vice President of the Company since July 17, 1999. Mrs. Stakes became Executive Vice President of The Business Bank in June 1998.

       Lisa M. Porter (43) has served as Chief Financial Officer of the Company since June 24, 1996. Ms. Porter became Chief Financial Officer of The Business Bank in October 1997.

Executive Compensation

       The following table sets forth the annual compensation for the period 2000 through 2002 paid to the Chief Executive Officer (CEO) of the Company during the years ended December 31. None of the Company's other executive officers received in excess of $100,000 in annual compensation in 2002.


                           Summary Compensation Table

                                                                              Long-Term
                           Annual Compensation                              Compensation
                       -----------------------------
                                                                               Awards
                                                                              --------

                                                                             Securities
                                                           Other Annual      Underlying            All Other
                                                           Compensation     Options/SARs         Compensation
       Name and                         Salary      Bonus      ($)               (#)                  ($)
  Principal Position         Year        ($)         ($)   ------------     ------------         ------------
----------------------       ----       ------      -----
Harold C. Rauner             2002       113,807     16,243     --               10,000             3,085 (2)
President and Chief          2001       113,012     16,243     --                8,000             3,292 (2)
Executive Officer            2000       112,515     -- (1)     --                   --             2,339 (2)

(1) Mr. Rauner requested that the Board of Directors and Compensation Committee not include him in the Company's bonus allocation.

(2) The amounts shown consist of employer matching and pay-based credits under the UFBC 401(K) Plan.

                        Stock Options/SAR Grants in 2002

                               Number of Securities             % of Total
                              Underlying Options/SARs      Options/SARs Granted     Exercise Price or     Expiration
       Name                         Granted (#)            to Employees in 2002     Base Price ($/Sh)        Date
-------------------           -----------------------      --------------------     -----------------     ----------
Harold C. Rauner                     10,000                       41.67%                 $10.25           12/31/11
President and Chief
Executive Officer

       Aggregated Option/SAR Exercises in 2002 and 2002 Option/SAR Values

                                                                 Number of Securities            Value of Unexercised
                                                              Underlying Options/SARs at     In-the-Money Options/SARs at
                             Shares Acquired       Value          Fiscal Year End (#)            Fiscal Year End ($)
   Name                      on Exercise (#)     Realized     Exercisable / Unexercisable    Exercisable / Unexercisable
------------                -----------------   ----------    ---------------------------    ----------------------------
Harold C. Rauner                   --              $-0-         46,205 / 13,375                $337,435 / $ -0-
President and Chief
Executive Officer

Compensation Pursuant to Plans

       The Company maintains certain plans that provide, or may provide, additional compensation to current directors, executive officers and other employees of the Company. These plans include: the Company's 401(K) Plan and the Company's 1990 and 1999 Executive Stock Plans and the 1996 and 1999 Directors Stock Plans.

401(K) Plan

       The Company established a 401(K) Plan in 1995, which covers all employees who meet specified age and employment requirements. The administrative expense associated with the 401(K) Plan was approximately $2,800 in 2002. The Company made a contribution to the 401(K) Plan of $30,000 in 2002. Future contributions, if any, will be determined annually at the discretion of the Company's Compensation Committee and Board of Directors.

Executive Stock Plans

       The Company maintains Executive Stock Plans covering substantially all employees. Under the plans, any employee who has or is expected to significantly contribute to the Company's growth and profit may be granted one or more options. Members of the Compensation Committee ("Committee") are not eligible. The Committee, consisting of designated non-employee members of the Board of Directors, may designate the characteristics and terms of the granted options.

       The Committee establishes the price of each option share granted, provided that the price of qualified shares at the time of the grant not be less than the stock's fair market value or book value. The options are exercisable at any time over a ten year period from the date of grant as long as the option holder is an employee of the Company. As of December 31, 2002, options to purchase 67,980 shares of Common Stock had been granted under the 1990 Executive Stock Plan which expired on December 31, 1999. Of the 67,980 option shares granted, 59,530 were exercisable at December 31, 2002. The 1999 Executive Stock Plan was approved at the June 4, 1999 Annual Meeting. The maximum number of shares issuable under the 1999 Executive Stock Plan is 56,113. As of December 31, 2002, 47,000 option shares had been granted under the 1999 Executive Stock Plan, which expires on December 31, 2003. Of the 47,000 option shares granted, 11,125 were exercisable at December 31, 2002.

Director Stock Plans

       The Company has Director Stock Plans which award options to purchase Common Stock to non-employee directors of the Company and of the Bank. The 1999 Directors Stock Plan also includes awards to advisory board members. The maximum number of shares issuable under the 1996 Directors Stock Plan was 8,000. The 1996 Directors Stock Plan expired on July 1, 1998 and all options to purchase stock were issued. The maximum number of shares issuable under the 1999 Directors Stock Plan is 35,000. As of December 31, 2002, options to purchase 19,200 shares of Common Stock had been granted under the 1999 Directors Stock Plan. The 1999 Directors Stock Plan expires on August 1, 2003.

Securities Authorized for Issuance Under Equity Compensation Plans. The following table sets forth information as of December 31, 2002 regarding outstanding options and other rights to purchase common stock granted under the Company's compensation plans.


                      Equity Compensation Plan Information

                                                                                                            Number of securities
                                                                                                           remaining available for
                                                                                                         uture issuance under equity
                                Number of securities to be issued  Weighted average exercise price of        compensation plans
                                  upon exercise of outstanding      outstanding options, warrants and       (excluding securities
       Plan category              options, warrants and rights                   rights                   rereflected in column (a)
------------------------------------------------------------------------------------------------------------------------------------
                                           (a)                                     (b)                              (c)
Equity compensation plans
approved by security holders (1)         136,680                                  $8.66                            26,913

Equity compensation plans not
approved by security holders               2,000                                  $7.50                                --
                Total                    138,680                                  $8.64                            26,913

(1) Consists of the Company's Executive Incentive and Non-qualified Stock Option Plans. For additional information, see Note 17 to the consolidated financial statements in the Annual Report to Shareholders.

Certain Relationships

       The Company's officers and directors and other corporations, business organizations and persons with whom some of the Company's officers and directors are associated, customarily have banking transactions with the Company's bank subsidiary. All loan transactions have been made in the ordinary course of business on substantially the same terms, including interest rates and security for loans, as those prevailing at the time in comparable transactions with non-affiliated entities, and have not involved more than the normal risk of collectibility and do not present other unfavorable features. Loans to principal shareholders in excess of 5% beneficial ownership ("shareholders"), directors, officers and their family members or businesses in which the officer, director or shareholders, as a group, totaled $3,554,372 at December 31, 2002.

       The building which serves as the Company's headquarters is owned by a limited liability company of which Mr. Manuel V. Fernandez, a director and beneficial shareholder owning in excess of 5% of the Company's Common Stock, has 50% beneficial ownership. A second shareholder, owning less than 5% of the Company's Common Stock, also has 50% beneficial ownership in the limited liability company. The lease terms include three options for renewal and a right of first offer. During 1997, the Bank exercised one renewal option for a nine year extension. At December 31, 2002, the future minimum lease payments for the Company's headquarters totaled $833,448.

       Subsequent to December 31, 2002, the Bank entered into a lease with 133 Maple Ave LC, a limited liability company organized in the Commonwealth of Virginia, for 12,184 square feet in Vienna, Virginia. Mr. Harold C. Rauner, Chief Executive Officer and President of the Company and a shareholder, is a member of the limited liability company. Mr. Manuel V. Fernandez, Vice Chairman and director of the Company and a beneficial shareholder owning in excess of 5% of the Company's common stock, is also a member of the limited liability company. A third shareholder, owning less than 5% of the Company's common stock, is also a member of the limited liability company. The lease term is for ten years with four options, each granting five year extensions. The lease commences September 1, 2003. The terms of the lease are substantially the same as those prevailing for similar leases within the market area that the building is located.

Stock Ownership

       At March 31, 2003, the officers and directors of the Company beneficially owned, in the aggregate and without duplication, 690,666 shares of Common Stock, or 61.38% of the common shares outstanding. To the best of the Company's knowledge, persons who beneficially owned 5% or more of the Company's Common Stock on that date are set forth in the following table.

                                         Number of Shares of Common Stock         Percent of Outstanding Common
                                               Beneficially Owned  (1)                    Stock Shares (1)
                                         --------------------------------         -----------------------------
JNV Limited Partnership II/Jeffery                 295,413(2)                               28.39%
Valcourt
1001 N. Kent Street
Suite 1101
Arlington, VA  22209

Manuel V. Fernandez                                146,926(3)                               14.14%
650 Water Street, S.W.
Washington, D.C.  20024

Dennis I. Meyer                                    105,807(4)                               10.17%
6307 Olmi Landrith Drive
Alexandria, VA  22307

Rita M. Meyer                                      105,807(4)                               10.17%
6307 Olmi Landrith Drive
Alexandria, VA  22307

Robert F. Long                                      71,569                                   6.90%
300 Belvedere Street
Carlisle, PA  17013

Harold C. Rauner                                    63,580(5)                                5.84%
12006 Settle Court
Fairfax, VA 22033

(1) A person is deemed to be the beneficial owner of shares as to which he owns or shares voting or investment power. Except as otherwise indicated, all shares are owned directly. Ownership is based on 1,036,999 shares of Common Stock. In calculating the percentage of shares owned for warrant and option holders, the total number of shares outstanding is deemed to include option shares granted to the holder and exercisable within sixty days of the Record Date.

(2) Includes 1,000 shares of Common Stock owned by Mr. Valcourt and options to purchase 3,600 shares of Common Stock pursuant to the Company's Directors Stock Plans. Also includes 290,813 shares of Common Stock owned by JNV Limited Partnership II, of which Mr. Valcourt is the general partner.

(3) Includes 144,926 shares owned directly. Also includes an option to purchase 2,000 shares of Common Stock pursuant to the Company's Directors Stock Plans.

(4) Mr. Dennis I. Meyer and Mrs. Rita M. Meyer have beneficial ownership through marriage. The ownership above includes 4,875 shares owned by Mr. and Mrs. Meyer's five children, 239 shares owned by Mr. Meyer and 97,093 shares owned by Mrs. Meyer. Also includes options owned by Mr. Meyer to purchase 3,600 shares of Common Stock pursuant to the Company's Directors Stock Option Plans.

(5) Includes 11,500 shares owned directly and options to purchase 52,080 shares of Common Stock pursuant to the Company's Executive Stock Plans.

           RELATIONSHIP WITH INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

       The accounting firm of Brown, Dakes, Wannall & Maxfield, P.C. was selected to audit the consolidated financial statements of the Company for the years ended December 31, 2001 and 2002. Representatives from Brown, Dakes, Wannall & Maxfield, P.C. are not expected to be present at the Annual Meeting.

       The accounting firm of D.R. Maxfield & Company was selected to audit the consolidated financial statements of the Company for the years ended December 31, 1998, 1999 and 2000. On January 1, 2001, D.R. Maxfield & Company, the independent certified public accountants which audited UFBC's financial statements as of and for the three years ended December 31, 2000, advised UFBC that it had merged with the firm Brown, Dakes & Wannall, P.C. to form the firm of Brown, Dakes, Wannall & Maxfield, P.C.

       D.R. Maxfield & Company's report on UFBC's financial statements for the years ended December 31, 2000 and 1999 did not contain an adverse opinion or disclaimer of opinion, and were not modified as to uncertainty, audit scope or accounting principles. During the period January 1, 1998 to December 31, 2000 and through the date on which they merged, there were no disagreements with D.R. Maxfield & Company on any matter of accounting principles or practices, financial statement disclosure, audit scope or procedure which, if not resolved to its satisfaction, would have caused it to make reference to such disagreement in connection with this report.

              INFORMATION RELATING TO FUTURE SHAREHOLDER PROPOSALS

       In the event shareholders of the Company intend to make any proposals to be presented at the next Annual Meeting of Shareholders of the Company to be held on such date as shall be designated by the Board, such proposals must be received at the Company's executive offices at 8399 Leesburg Pike, Vienna, Virginia 22182, not less than 120 days prior to April 1, 2004, or December 1, 2003, in order for such proposals to be included in the Company's Proxy Statement and form of proxy relating to such meeting. If such proposal is not to be included in the Company's Proxy materials, notice must be received no later than 120 days prior to the 2004 Annual Meeting of Shareholders, anticipated to be held in June 2004.

      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

       Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more ten percent of the Common Stock, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission, and to provide the Company with copies of all Forms 3, 4 and 5 they file.

       Based solely upon the Company's review of the copies of the forms which it has received and written representations from the Company's directors, executive officers and ten percent shareholders, the Company is not aware of any failure of any such person to comply with the requirements of Section 16(a).

                                  OTHER MATTERS

       Management has no knowledge of any other matters which may come before the Meeting and does not itself intend to present any such other matters. However, if any such matters shall properly come before the Meeting or any adjournment thereof, the persons named as proxies will have discretionary authority to vote the shares represented by the accompanying proxy in accordance with their own best judgment.

       THE COMPANY'S ANNUAL REPORT TO SHAREHOLDERS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002, INCLUDING FINANCIAL STATEMENTS, ARE BEING MAILED TO SHAREHOLDERS WITH THIS PROXY STATEMENT. THE COMPANY WILL PROVIDE SHAREHOLDERS, WITHOUT CHARGE, UPON THEIR REQUEST, WITH A COPY OF THE ANNUAL FORM 10- KSB REPORT TO THE SECURITIES AND EXCHANGE COMMISSION FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002. REQUESTS SHOULD BE DIRECTED TO THE CORPORATE SECRETARY, 8399 LEESBURG PIKE, VIENNA, VIRGINIA 22182.

                                           By Order of the Board of Directors

                                           /s/ LISA M. PORTER

                                           Lisa M. Porter
                                           Corporate Secretary

April 30, 2003

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                                                                       EXHIBIT A

                    UNITED FINANCIAL BANKING COMPANIES, INC.

                        2003 DIRECTORS STOCK OPTION PLAN

1.   Purpose of the Plan.

     The purpose of the United Financial Banking Companies, Inc. 2003 Directors Stock Option Plan (the "Plan") is to advance the interests of the Company by providing Non-Employee Directors and Non-Employee Advisory Board Members an opportunity to acquire Shares. By encouraging stock ownership, the Company seeks to attract, retain and motivate key professionals as well as provide additional incentive to promote the success of the Company as measured by the value of its Shares.

2.   Definitions.

     2.01 "Affiliate" means any "parent corporation" or "subsidiary entity" of the Company as defined in Section 424(e) and (f), respectively of the Code.

     2.02 "Agreement" means a written agreement (including any amendment or supplement thereto) entered into in accordance with Paragraph 5.03.

     2.03 "Awards" means a grant of Options, unless the context clearly indicates a different meaning.

     2.04 "Board" means the Board of Directors of the Company.

     2.05 "Change of Control" means any one of the following events occurring after the Effective Date: (i) the acquisition of ownership of, holding or power to vote more than 51% of the Company's voting stock, (ii) the acquisition of the power to control the election of a majority of the Company's directors, (iii) the exercise of a controlling influence over the management or policies of UFBC by any person or by persons acting as a "group" (within the meaning of Section 13(d) of the Securities Exchange Act of 1934), or (iv) the failure of Continuing Directors to constitute at least two-thirds of the Board during any period of two consecutive years. For purposes of this Plan, "Continuing Directors" shall include only those individuals who were members of the Board at the Effective Date and those other individuals whose election or nomination for election as a member of the Board was approved by a vote of at least two-thirds of the Continuing Directors then in office. For purposes of this subparagraph only, the term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein. The decision of the Committee as to whether a change in control has occurred shall be conclusive and binding. A change in control does not include acquisition of ownership or control of voting securities of the Company by an employee benefit Plan sponsored by the Company or the Bank; acquisition of voting securities by the Company through share repurchase or otherwise; or acquisition by an exchange of voting securities with a successor to the Company in a reorganization, such as a re-incorporation, that does not have the purpose or effect of significantly changing voting power or control.

     2.06 "Code" means the Internal Revenue Code of 1986, as amended.

     2.07 "Committee" means the Stock Option Committee appointed by the Board in accordance with Paragraph 5.01 hereof.

     2.08 "Common Stock" means the common stock, par value $1.00, of the Company.

     2.09 "Company" means United Financial Banking Companies, Inc.

     2.10 "Continuous Service" shall mean the absence of any interruption or termination of service as a Non-Employee Director or Non-Employee Advisory Board member of the Company or affiliate. Continuous Service shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Company or in the case of transfers between payroll locations of the Company or between the Company, an Affiliate or a successor.

     2.11 "Effective Date" means July 31, 2003.

     2.13 "Exercise Price" means the price per Optioned Share at which an Option may be exercised.

     2.14 "Just Cause" has the meaning set forth for "cause", "just cause" or similar phrase, in any unexpired employment or severance agreement between the Participant and the Bank and/or any Affiliate, or, in the absence of any such agreement, means termination because of the Participant's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease-and-desist order.

     2.15 "Market Value" means the fair market value as of the Common Stock, as determined under Paragraph 7.02 hereof.

     2.16 "Non-Employee Advisory Board Member" means any non-employee member of the Advisory Board of the Company or Affiliate.

     2.17 "Non-Employee Director" means any member of the Board or Affiliate, who, at the time discretion under the Plan is exercised, is a "non-employee director" within the meaning of Rule 16b-3.

     2.17 "Non-Qualified Stock Option" means an option to purchase Common Stock that meets the requirements set forth in the Plan but which is not intended to be, and is not identified as, an "incentive stock option" within the meaning of Section 422 of the Code.

     2.19 "Option" means a non-qualified stock option.

     2.20 "Optioned Shares" means Shares subject to an Option granted pursuant to this Plan.

     2.21 "Participant" means any person who receives an Option pursuant to the Plan.

     2.22 "Plan" means the United Financial Banking Companies, Inc. 2003 Directors Stock Option Plan.

     2.23 "Rule 16b-3" means Rule 16b-3 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended.

     2.24 "Share" means one share of Common Stock.

     2.25 "Transaction" means (i) the liquidation or dissolution of the Company,
          (ii) a merger or consolidation in which the Company is not the surviving entity, or (iii) the sale or disposition of all or substantially all of the Company's assets.

3.   Term of the Plan and Options.

     3.01 Term of the Plan. The Plan shall continue in effect for a term of five years from the Effective Date unless sooner terminated pursuant to Paragraph 16. No Option may be granted under the Plan after five years from the Effective Date.

     3.02 Term of Options. The Board and/or Committee shall establish the term of each Option granted under the Plan. No Option may have a term that exceeds 10 years.

4.   Shares Subject to the Plan.

     Except as otherwise required by the provisions of Paragraph 10, no more than 60,000 Shares may be issued upon exercise of Options. Optioned Shares may either be authorized but unissued Shares or Shares held in treasury. If Options should expire, become unexercisable or be forfeited for any reason without having been exercised or become vested in full, the Optioned Shares shall be available for the grant of additional Options under the Plan, unless the Plan shall have been terminated.

5.   Administration of the Plan.

     5.01 Composition of the Committee. The Plan shall be administered by the non-employee members of the Board which shall serve as the Committee.

     5.02 Powers of the Committee. Except as limited by the express provisions of the Plan or by resolutions adopted by the Board, the Committee shall have sole and complete authority and discretion (i) to select Participants and grant Options, (ii) to determine the form and content of Options to be issued in the form of Agreements under the Plan,
          (iii) to interpret the Plan, (iv) to prescribe, amend and rescind rules and regulations relating to the Plan, and (v) to make other determinations necessary or advisable for the administration of the Plan. A majority of the entire Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee without a meeting, shall be deemed the action of the Committee. All expenses of administering this Plan shall be borne by the Company.

     5.03 Agreement. Each Option shall be evidenced by a written agreement containing such provisions as may be approved by the Committee. Each such Agreement shall constitute a binding contract between the Company and the Participant, and every Participant, upon acceptance of such Agreement, shall be bound by the terms and restrictions of the Plan and of such Agreement. The terms of each such Agreement shall be in accordance with the Plan, but each Agreement may include such additional provisions and restrictions determined by the Committee, in its discretion, provided that such additional provisions and restrictions are not inconsistent with the terms of the Plan. In particular, the Committee shall set forth in each Agreement (i) the Exercise Price of an Option, (ii) the number of Shares subject to, and the expiration date of, the Option, (iii) the manner, time and rate (cumulative or otherwise) of exercise or vesting of such Option, (iv) the restrictions, if any, to be placed upon such Option, or upon Shares which may be issued upon exercise of such Option.

          The Chairman of the Committee and such other officers as shall be designated by the Committee are hereby authorized to execute Agreements on behalf of the Company and to cause them to be delivered to the recipients of Options.

     5.04 Effect of the Committee's Decisions. All decisions, determinations and interpretations of the Committee shall be final and conclusive on all persons affected thereby.

     5.05 Indemnification. In addition to such other rights of indemnification as they may have, the members of the Committee shall be indemnified by the Company in connection with any claim, action, suit or proceeding relating to any action taken or failure to act under or in connection with the Plan or any Option, granted hereunder to the full extent provided for under the Company's Articles of Incorporation or Bylaws with respect to the indemnification of Directors.

6.   Grant of Options.

          In its sole discretion, the Committee may grant Non-qualified Stock Options to Non-Employee Directors and Non-Employee Advisory Board members of the Company and its Affiliates.

7.   Exercise Price for Options.

     7.01 Limits on Committee Discretion. The Exercise Price as to any particular Option granted under the Plan shall not be less than the Market Value of the Optioned Shares on the date of grant.

     7.02 Standards for Determining Exercise Price. If the Common Stock is listed on a national securities exchange (including the NASDAQ National Market) on the date in question, then the Market Value per Share shall be not less than the average of the highest and lowest selling price on such exchange on such date, or if there were no sales on such date, then the Exercise Price shall be not less than the mean between the bid and asked price on such date. If the Common Stock is traded otherwise than on a national securities exchange on the date in question, then the Market Value per Share shall be not less than the mean between the bid and asked price on such date, or, if there is no bid and asked price on such date, then on the next prior business day on which there was a bid and asked price. If no such bid and asked price is available, then the Market Value per Share shall be its fair market value as determined by the Committee, in its sole and absolute discretion.

8.   Exercise of Options.

     8.01 Generally. Any Option granted hereunder shall be exercisable at such times and under such conditions as shall be permissible under the terms of the Plan and of the Agreement granted to a Participant. An Option may not be exercised for a fractional Share.

     8.02 Procedure for Exercise. A Participant may exercise Options, subject to provisions relative to its termination and limitations on its exercise, only by (i) written notice of intent to exercise the Option with respect to a specified number of Shares, and (ii) payment to the Company (contemporaneously with delivery of such notice) in cash, in Common Stock, or a combination of cash and Common Stock, of the amount of the Exercise Price for the number of Shares with respect to which the Option is then being exercised. Each such notice (and payment where required) shall be delivered, or mailed by prepaid registered or certified mail, addressed to the Secretary of the Company at the Company's executive offices. Common Stock utilized in full or partial payment of the Exercise Price for Options shall be valued at its Market Value at the date of exercise.

     8.03 Period of Exercisability. A Non-Qualified Stock Option may be exercised by a Participant only while the Participant is a Non-Employee Director or a Non-Employee Advisory Board Member and has maintained Continuous Service from the date of the grant of the Non-Qualified Stock Option, or one year after termination of Continuous Service (and in any case not later than the date on which the Option would otherwise expire), except if the Continuous Service terminates by reason of -

          (a) Just Cause, in which case the Participant's rights to exercise such Non-Qualified Stock Option shall expire on the date of such termination;

          (b) Death, in which case, to the extent that the Participant would have been entitled to exercise the Non-Qualified Stock Option immediately prior to his death, such Non-Qualified Stock Option of the deceased Participant may be exercised within two years from the date of his death (but not later than the date on which the Option would otherwise expire) by the personal representatives of his estate or person or persons to whom his rights under such Non-Qualified Stock Option shall have passed by will or by laws of descent and distribution;

          (c) Permanent and Total Disability, in which case, to the extent that the Participant would have been entitled to exercise the Non-Qualified Stock Option immediately prior to his termination of service as a result of Permanent and Total Disability, such Non-Qualified Stock Option may be exercised within two years from the date of termination of service as a result of such Permanent and Total Disability, but not later than the date on which the Non-Qualified Stock Option would otherwise expire.

     8.04 Exercisability at Death or Permanent and Total Disability. Notwithstanding the provisions of any Option that provides for its exercise in installments as designated by the Committee, such Option shall become immediately exercisable upon the Participant's death or termination of service as a result of Permanent and Total Disability.

     8.05 Effect of the Committee's Decisions. The Committee's determination whether a Participant's Continuous Service has ceased, and the effective date thereof shall be final and conclusive on all persons affected thereby.

9.   Conditions Upon Issuance of Shares.

     9.01 Compliance with Securities Laws. Shares of Common Stock shall not be issued with respect to any Option unless the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, any applicable state securities law, and the requirements of any stock exchange upon which the Shares may then be listed. The Plan is intended to comply with Rule 16b-3, and any provision of the Plan that the Committee determines in its sole and absolute discretion to be inconsistent with said Rule shall, to the extent of such inconsistency, be inoperative and null and void, and shall not affect the validity of the remaining provisions of the Plan.

     9.02 Special Circumstances. The inability of the Company to obtain approval from any regulatory body or authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder shall relieve the Company of any liability in respect of the non-issuance or sale of such Shares. As a condition to the exercise of an Option, the Company may require the person exercising the Option to make such representations and warranties as the Committee determines may be necessary to assure the availability of an exemption from the registration requirements of federal or state securities law.

     9.03 Committee Discretion. The Committee shall have the discretionary authority to impose in Agreements such restrictions on Shares as it may deem appropriate or desirable, including but not limited to the authority to impose a right of first refusal, to establish repurchase rights or both of these restrictions, or to provide for the mandatory exercise or forfeiture of any outstanding Options in the event that the Company's primary federal regulator directs the Company to so require if the Company does not meet minimum regulatory capital requirements.

     9.04 No shares that have been acquired upon exercise of an Option may be sold or otherwise disposed of (except by gift or upon death) before the end of a six-month period that begins on the date the Option was granted.

10.  Effect of Changes in Control and Changes in Common Stock Subject to the
     Plan.


     10.01  Effects of Change in Control.

            (a) Notwithstanding the provisions of any Option that provides for its exercise or vesting in installments, all Options shall be immediately exercisable and fully vested upon a Change in Control.

            (b) At the time of a Change in Control which does not constitute a Transaction, any or all outstanding Options may be cancelled, in exchange for which cancellation the Participant shall receive a cash payment in an amount equal to the excess of the Market Value at the time of the Change in Control of the Shares subject to such Option over the Exercise Price of such Options provided that in no event may an Option be cancelled in exchange for cash within the six-month period following the date of its grant.

            (c) In the event there is a Transaction, all outstanding Options shall be surrendered. With respect to each Option so surrendered, the Committee shall in its sole and absolute discretion determine whether the holder of each Option so surrendered shall receive--

                     (1) for each Share then subject to an outstanding Option, an Option for the number and kind of shares (or amount of cash or other property, or combination thereof) into which each Outstanding Share (other than Shares held by dissenting shareholders) is changed or exchanged, together with an appropriate adjustment to the Exercise Price; or

                     (2) the number and kind of shares (or amount cash or other property, or combination thereof) into which each Outstanding Share (other than Shares held by dissenting shareholders) is changed or exchanged in the Transaction that are equal in market value to the excess of the Market Value on the date of the Transaction of the Shares subject to the Option, over the Exercise Price of the Option; or

                     (3) a cash payment (from the Company or the successor corporation), in an amount equal to the excess of the Market Value on the date of the Transaction of the Shares subject to the Option, over the Exercise Price of the Option.

     10.02 Recapitalizations; Stock Splits, Etc. The number and kind of shares reserved for issuance under the Plan, and the number and kind of shares subject to outstanding Options and the Exercise Price thereof, shall be proportionately adjusted for any increase, decrease, change or exchange of Shares for a different number or kind of shares or other securities of the Company which results from a merger, consolidation, recapitalization, reorganization, reclassification, stock dividend, split-up, combination of shares, or similar event in which the number or kind of shares is changed without the receipt or payment of consideration by the Company.

     10.03 Conditions and Restrictions on New, Additional, or Different Shares or Securities. If, by reason of any adjustment made pursuant to this Paragraph, a Participant becomes entitled to new, additional, or different shares of stock or securities, such new, additional, or different shares of stock or securities shall thereupon be subject to all of the conditions and restrictions which were applicable to the Shares pursuant to the Option before the adjustment was made.

     10.04 Other Issuances. Except as expressly provided in this Paragraph, the issuance by the Company or an Affiliate of shares of stock of any class, or of securities convertible into Shares or stock of another class, for cash or property or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, shall not affect, and no adjustment shall be made with respect to, the number, class, or Exercise Price of Shares then subject to Options or reserved for issuance under the Plan.

11.  Non-Transferability of Options.

     Non-Qualified Stock Options may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution, pursuant to the terms of a "qualified domestic relations order" (within the meaning of Section 414(p) of the Code and the regulations and rulings thereunder), or, in the sole discretion of the Committee, in connection with a transfer for estate or retirement planning purposes to a trust established for such purposes.

12.  Time of Granting Options.

     The date of grant of an Option shall, for all purposes, be the later of the date on which the Committee makes the determination of granting such Option and the Effective Date. Notice of the determination shall be given to each Participant to whom an Option is so granted within a reasonable time after the date of such grant.

13.  Effective Date.

     The Plan shall be effective as of July 31, 2003.

14.  Approval by Shareholders.

     The Plan shall be approved by shareholders of the Company within twelve
     (12) months before or after the Effective Date.

15.  Modification of Options.

     At any time, and from time to time, the Board may execute an instrument providing for the modification of any outstanding Option, provided no such modification shall confer on the holder of said Option any right or benefit which could not be conferred on him by the grant of a new Option at such time, or impair the Option without the consent of the holder of the Option.

16.  Amendment and Termination of the Plan.

     The Board may from time to time amend the terms of the Plan and, with respect to any Shares at the time not subject to Options, suspend or terminate the Plan; provided that shareholder approval shall be required to increase the number of Shares subject to the Plan provided in Paragraph 4 or to extend the terms of the Plan. No amendment, suspension, or termination of the Plan shall, without the consent of any affected holders of an Option, alter or impair any rights or obligations under any Option theretofore granted.

17.  Reservation of Shares.

     The Company, during the term of the Plan, will reserve and keep available a number of Shares sufficient to satisfy the requirements of the Plan.

18.  Withholding Tax.

     The Company's obligation to deliver Shares upon exercise of Options (or such earlier time that the Participant makes an election under Section 83(b) of the Code) shall be subject to the Participant's satisfaction of all applicable federal, state and local income and employment tax withholding obligations. The Board, in its discretion, may permit the Participant to satisfy the obligation, in whole or in part, by irrevocably electing to have the Company withhold Shares, or to deliver to the Company Shares that he already owns, having a value equal to the amount required to be withheld. The value of Shares to be withheld, or delivered to the Company, shall be based on the Market Value of the Shares on the date the amount of tax to be withheld is to be determined. As an alternative, the Company may retain, or sell without notice, a number of such Shares sufficient to cover the amount required to be withheld.

19.  No Employment or Other Rights.

     In no event shall a Non-Employee Director's or Non-Employee Advisory Board Member's eligibility to participate or participation in the Plan create or be deemed to create any legal or equitable right of the Non-Employee Director or Non-Employee Advisory Board Member or any other party to continue service with the Company or any Affiliate of such corporations. No Non-Employee Director or Non-Employee Advisory Board Member shall have a right to be granted an Option or, having received an Option, the right to be granted an additional Option.

20.  Governing Law.

     The Plan shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia, except to the extent that federal law shall be deemed to apply.

                                                                       EXHIBIT B

                    UNITED FINANCIAL BANKING COMPANIES, INC.

                        2003 EXECUTIVE STOCK OPTION PLAN

1.   Purpose of the Plan.

     The purpose of the United Financial Banking Companies, Inc. 2003 Executive Stock Option Plan (the "Plan") is to advance the interests of the Company by providing key employees of the Company and its Affiliates with the opportunity to acquire Shares. By encouraging stock ownership, the Company seeks to attract, retain and motivate the best available personnel; to promote the success of the business as measured by the value of its Shares; and generally to increase the commonality of interests among directors, key employees and other shareholders.

2.   Definitions.

     2.01 "Affiliate" means any "parent corporation" or "subsidiary entity" of the Company as defined in Section 424(e) and (f), respectively of the Code.

     2.02 "Agreement" means a written agreement (including any amendment or supplement thereto) entered into in accordance with Paragraph 5.03.

     2.03 "Awards" means a grant of Options, unless the context clearly indicates a different meaning.

     2.04 "Board" means the Board of Directors of the Company.

     2.05 "Change of Control" means any one of the following events occurring after the Effective Date: (i) the acquisition of ownership of, holding or power to vote more than 51% of the Company's voting stock, (ii) the acquisition of the power to control the election of a majority of the Company's directors, (iii) the exercise of a controlling influence over the management or policies of UFBC by any person or by persons acting as a "group" (within the meaning of Section 13(d) of the Securities Exchange Act of 1934), or (iv) the failure of Continuing Directors to constitute at least two-thirds of the Board during any period of two consecutive years. For purposes of this Plan, "Continuing Directors" shall include only those individuals who were members of the Board at the Effective Date and those other individuals whose election or nomination for election as a member of the Board was approved by a vote of at least two-thirds of the Continuing Directors then in office. For purposes of this subparagraph only, the term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein. The decision of the Committee as to whether a change in control has occurred shall be conclusive and binding. A change in control does not include acquisition of ownership or control of voting securities of the Company by an employee benefit Plan sponsored by the Company or the Bank; acquisition of voting securities by the Company through share repurchase or otherwise; or acquisition by an exchange of voting securities with a successor to the Company in a reorganization, such as a re-incorporation, that does not have the purpose or effect of significantly changing voting power or control.

     2.06 "Code" means the Internal Revenue Code of 1986, as amended.

     2.07 "Committee" means the Stock Option Committee appointed by the Board in accordance with Paragraph 5.01 hereof.

     2.08 "Common Stock" means the common stock, par value $1.00, of the Company.

     2.09 "Company" means United Financial Banking Companies, Inc.

     2.10 "Continuous Service" shall mean the absence of any interruption or termination of service as an Employee Advisory Board member of the Company or affiliate. Continuous Service shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Company or in the case of transfers between payroll locations of the Company or between the Company, an Affiliate or a successor.

     2.11 "Employee" means any person employed by the Company or by an Affiliate.

     2.12 "Effective Date" means July 31, 2003.

     2.13 "Exercise Price" means the price per Optioned Share at which an Option may be exercised.

     2.14 "Incentive Stock Option" means an option to purchase Common Stock that meets the requirements set forth in the Plan, and which is intended to be and is identified as an "incentive stock option" within the meaning of Section 422 of the Code.

     2.15 "Just Cause" has the meaning set forth for "cause", "just cause" or similar phrase, in any unexpired employment or severance agreement between the Participant and the Bank and/or any Affiliate, or, in the absence of any such agreement, means termination because of the Participant's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease-and-desist order.

     2.16 "Market Value" means the fair market value as of the Common Stock, as determined under Paragraph 7.02 hereof.

     2.17 "Non-Qualified Stock Option" means an option to purchase Common Stock that meets the requirements set forth in the Plan but which is not intended to be, and is not identified as, an "incentive stock option" within the meaning of Section 422 of the Code.

     2.18 "Option" means an incentive stock option.

     2.19 "Optioned Shares" means Shares subject to an Option granted pursuant to this Plan.

     2.20 "Participant" means any person who receives an Option pursuant to the Plan

     2.21 "Plan" means the United Financial Banking Companies, Inc. 2003 Executive Stock Option Plan.

     2.22 "Rule 16b-3" means Rule 16b-3 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended.

     2.23 "Share" means one share of Common Stock.

     2.24 "Transaction" means (i) the liquidation or dissolution of the Company,
          (ii) a merger or consolidation in which the Company is not the surviving entity, or (iii) the sale or disposition of all or substantially all of the Company's assets.

3.   Term of the Plan and Options.

     3.01 Term of the Plan. The Plan shall continue in effect for a term of five years from the Effective Date unless sooner terminated pursuant to Paragraph 16. No Option may be granted under the Plan after five years from the Effective Date.

     3.02 Term of Options. The Board and/or Committee shall establish the term of each Option granted under the Plan. No Option may have a term that exceeds 10 years.

4.   Shares Subject to the Plan.

     Except as otherwise required by the provisions of Paragraph 10, no more than 90,000 Shares may be issued upon exercise of Options. Optioned Shares may either be authorized but unissued Shares or Shares held in treasury. If Options should expire, become unexercisable or be forfeited for any reason without having been exercised or become vested in full, the Optioned Shares shall be available for the grant of additional Options under the Plan, unless the Plan shall have been terminated.

5.   Administration of the Plan.

     5.01 Composition of the Committee. The Plan shall be administered by the non-employee members of the Board which shall serve as the Committee.

     5.02 Powers of the Committee. Except as limited by the express provisions of the Plan or by resolutions adopted by the Board, the Committee shall have sole and complete authority and discretion (i) to select Participants and grant Options, (ii) to determine the form and content of Options to be issued in the form of Agreements under the Plan,
          (iii) to interpret the Plan, (iv) to prescribe, amend and rescind rules and regulations relating to the Plan, and (v) to make other determinations necessary or advisable for the administration of the Plan. A majority of the entire Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee without a meeting, shall be deemed the action of the Committee. All expenses of administering this Plan shall be borne by the Company.

     5.03 Agreement. Each Option shall be evidenced by a written agreement containing such provisions as may be approved by the Committee. Each such Agreement shall constitute a binding contract between the Company and the Participant, and every Participant, upon acceptance of such Agreement, shall be bound by the terms and restrictions of the Plan and of such Agreement. The terms of each such Agreement shall be in accordance with the Plan, but each Agreement may include such additional provisions and restrictions determined by the Committee, in its discretion, provided that such additional provisions and restrictions are not inconsistent with the terms of the Plan. In particular, the Committee shall set forth in each Agreement (i) the Exercise Price of an Option, (ii) the number of Shares subject to, and the expiration date of, the Option, (iii) the manner, time and rate (cumulative or otherwise) of exercise or vesting of such Option, (iv) the restrictions, if any, to be placed upon such Option, or upon Shares which may be issued upon exercise of such Option.

          The Chairman of the Committee and such other officers as shall be designated by the Committee are hereby authorized to execute Agreements on behalf of the Company and to cause them to be delivered to the recipients of Options.

     5.04 Effect of the Committee's Decisions. All decisions, determinations and interpretations of the Committee shall be final and conclusive on all persons affected thereby.

     5.05 Indemnification. In addition to such other rights of indemnification as they may have, the members of the Committee shall be indemnified by the Company in connection with any claim, action, suit or proceeding relating to any action taken or failure to act under or in connection with the Plan or any Option, granted hereunder to the full extent provided for under the Company's Articles of Incorporation or Bylaws with respect to the indemnification of Directors.

6.   Grant of Options.

     6.01 General Rule. In its sole discretion, the Committee may grant Incentive Stock Options or Non-Qualified Stock Options to Employees of the Company and its Affiliates.

     6.02 Special Rules for Incentive Stock Options. The aggregate Market Value, as of the date the Option is granted, of the Shares with respect to which Incentive Stock Options are exercisable for the first time by an Employee during any calendar year (under all incentive stock option plans, as defined in Section 422 of the Code, of the Company or any present or future "parent" or "Subsidiary" of the Company) shall not exceed $100,000. Notwithstanding the prior provisions of this paragraph, the Committee may grant Options in excess of the foregoing limitations, in which case such Options granted in excess of such limitation shall be Options which are Non-Qualified Stock Options.

7.   Exercise Price for Options.

     7.01 Limits on Committee Discretion. The Exercise Price as to any particular Option granted under the Plan shall not be less than the Market Value of the Optioned Shares on the date of grant. In the case of an optionee who owns more than 10% of the outstanding Common Stock on the date of grant, the option price for an Incentive Stock Option may not be less than 110% of fair market value of the shares.

     7.02 Standards for Determining Exercise Price. If the Common Stock is listed on a national securities exchange (including the NASDAQ National Market) on the date in question, then the Market Value per Share shall be not less than the average of the highest and lowest selling price on such exchange on such date, or if there were no sales on such date, then the Exercise Price shall be not less than the mean between the bid and asked price on such date. If the Common Stock is traded otherwise than on a national securities exchange on the date in question, then the Market Value per Share shall be not less than the mean between the bid and asked price on such date, or, if there is no bid and asked price on such date, then on the next prior business day on which there was a bid and asked price. If no such bid and asked price is available, then the Market Value per Share shall be its fair market value as determined by the Committee, in its sole and absolute discretion.

8.   Exercise of Options.

     8.01 Generally. Any Option granted hereunder shall be exercisable at such times and under such conditions as shall be permissible under the terms of the Plan and of the Agreement granted to a Participant. An Option may not be exercised for a fractional Share.

     8.02 Procedure for Exercise. A Participant may exercise Options, subject to provisions relative to its termination and limitations on its exercise, only by (i) written notice of intent to exercise the Option with respect to a specified number of Shares, and (ii) payment to the Company (contemporaneously with delivery of such notice) in cash, in Common Stock, or a combination of cash and Common Stock, of the amount of the Exercise Price for the number of Shares with respect to which the Option is then being exercised. Each such notice (and payment where required) shall be delivered, or mailed by prepaid registered or certified mail, addressed to the Secretary of the Company at the Company's executive offices. Common Stock utilized in full or partial payment of the Exercise Price for Options shall be valued at its Market Value at the date of exercise.

     8.03 Period of Exercisability-Incentive Stock Options. An Incentive Stock Option may be exercised by a Participant only while the Participant is an Employee and has maintained Continuous Service from the date of the grant of the Incentive Stock Option, or within three months after termination of such Continuous Service (but not later than the date on which the Option would otherwise expire), except if the Employee's Continuous Service terminates by reason of -

          (a) Just Cause, in which case the Participant's rights to exercise such Incentive Stock Option shall expire on the date of such termination;

          (b) Death, in which case, to the extent that the Participant would have been entitled to exercise the Incentive Stock Option immediately prior to his death, such Incentive Stock Option of the deceased Participant may be exercised within two years from the date of his death (but not later than the date on which the Option would otherwise expire) by the personal representatives of his estate or person or persons to whom his rights under such Incentive Stock Option shall have passed by will or by laws of descent and distribution;

          (c) Permanent and Total Disability, in which case, to the extent that the Participant would have been entitled to exercise the Incentive Stock Option immediately prior to his termination of service as a result of Permanent and Total Disability, such Incentive Stock Option may be exercised within two years from the date of such termination of service as a result of Permanent and Total Disability, but not later than the date on which the Incentive Stock Option would otherwise expire.

     8.04 Period of Exercisability - Non-Qualified Stock Option. A Non-Qualified Stock Option may be exercised by a Participant only while the Participant has maintained Continuous Service from the date of the grant of the Non-Qualified Stock Option, or within three months after termination of Continuous Service (and in any case not later than the date on which the Option would otherwise expire), except if the Continuous Service terminates by reason of -

          (a) Just Cause, in which case the Participant's rights to exercise such Non-Qualified Stock Option shall expire on the date of such termination;


          (b) Death, in which case, to the extent that the Participant would have been entitled to exercise the Non-Qualified Stock Option immediately prior to his death, such Non-Qualified Stock Option of the deceased Participant may be exercised within two years from the date of his death (but not later than the date on which the Option would otherwise expire) by the personal representatives of his estate or person or persons to whom his rights under such Non-Qualified Stock Option shall have passed by will or by laws of descent and distribution;

          (c) Permanent and Total Disability, in which case, to the extent that the Participant would have been entitled to exercise the Non-Qualified Stock Option immediately prior to his termination of service as a result of Permanent and Total Disability, such Non-Qualified Stock Option may be exercised within two years from the date of termination of service as a result of such Permanent and Total Disability, but not later than the date on which the Non-Qualified Stock Option would otherwise expire.

     8.05 Exercisability at Death or Permanent and Total Disability. Notwithstanding the provisions of any Option that provides for its exercise in installments as designated by the Committee, such Option shall become immediately exercisable upon the Participant's death or termination of service as a result of Permanent and Total Disability.

     8.06 Effect of the Committee's Decisions. The Committee's determination whether a Participant's Continuous Service has ceased, and the effective date thereof shall be final and conclusive on all persons affected thereby.

9.   Conditions Upon Issuance of Shares.

     9.01 Compliance with Securities Laws. Shares of Common Stock shall not be issued with respect to any Option unless the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, any applicable state securities law, and the requirements of any stock exchange upon which the Shares may then be listed. The Plan is intended to comply with Rule 16b-3, and any provision of the Plan that the Committee determines in its sole and absolute discretion to be inconsistent with said Rule shall, to the extent of such inconsistency, be inoperative and null and void, and shall not affect the validity of the remaining provisions of the Plan.

     9.02 Special Circumstances. The inability of the Company to obtain approval from any regulatory body or authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder shall relieve the Company of any liability in respect of the non-issuance or sale of such Shares. As a condition to the exercise of an Option, the Company may require the person exercising the Option to make such representations and warranties as the Committee determines may be necessary to assure the availability of an exemption from the registration requirements of federal or state securities law.

     9.03 Committee Discretion. The Committee shall have the discretionary authority to impose in Agreements such restrictions on Shares as it may deem appropriate or desirable, including but not limited to the authority to impose a right of first refusal, to establish repurchase rights or both of these restrictions, or to provide for the mandatory exercise or forfeiture of any outstanding Options in the event that the Company's primary federal regulator directs the Company to so require if the Company does not meet minimum regulatory capital requirements.

     9.04 No shares that have been acquired upon exercise of an Option may be sold or otherwise disposed of (except by gift or upon death) before the end of a six-month period that begins on the date the Option was granted.

10.  Effect of Changes in Control and Changes in Common Stock Subject to the
     Plan.

     10.01  Effects of Change in Control.

            (a) Notwithstanding the provisions of any Option that provides for its exercise or vesting in installments, all Options shall be immediately exercisable and fully vested upon a Change in Control.

            (b) At the time of a Change in Control which does not constitute a Transaction, any or all outstanding Options may be cancelled, in exchange for which cancellation the Participant shall receive a cash payment in an amount equal to the excess of the Market Value at the time of the Change in Control of the Shares subject to such Option over the Exercise Price of such Options provided that in no event may an Option be cancelled in exchange for cash within the six-month period following the date of its grant.

            (c) In the event there is a Transaction, all outstanding Options shall be surrendered. With respect to each Option so surrendered, the Committee shall in its sole and absolute discretion determine whether the holder of each Option so surrendered shall receive--

                     (1) for each Share then subject to an outstanding Option, an Option for the number and kind of shares (or amount of cash or other property, or combination thereof) into which each Outstanding Share (other than Shares held by dissenting shareholders) is changed or exchanged, together with an appropriate adjustment to the Exercise Price; or

                     (2) the number and kind of shares (or amount cash or other property, or combination thereof) into which each Outstanding Share (other than Shares held by dissenting shareholders) is changed or exchanged in the Transaction that are equal in market value to the excess of the Market Value on the date of the Transaction of the Shares subject to the Option, over the Exercise Price of the Option; or

                     (3) a cash payment (from the Company or the successor corporation), in an amount equal to the excess of the Market Value on the date of the Transaction of the Shares subject to the Option, over the Exercise Price of the Option.

     10.02 Recapitalizations; Stock Splits, Etc. The number and kind of shares reserved for issuance under the Plan, and the number and kind of shares subject to outstanding Options and the Exercise Price thereof, shall be proportionately adjusted for any increase, decrease, change or exchange of Shares for a different number or kind of shares or other securities of the Company which results from a merger, consolidation, recapitalization, reorganization, reclassification, stock dividend, split-up, combination of shares, or similar event in which the number or kind of shares is changed without the receipt or payment of consideration by the Company.

     10.03 Conditions and Restrictions on New, Additional, or Different Shares or Securities. If, by reason of any adjustment made pursuant to this Paragraph, a Participant becomes entitled to new, additional, or different shares of stock or securities, such new, additional, or different shares of stock or securities shall thereupon be subject to all of the conditions and restrictions which were applicable to the Shares pursuant to the Option before the adjustment was made.

     10.04 Other Issuances. Except as expressly provided in this Paragraph, the issuance by the Company or an Affiliate of shares of stock of any class, or of securities convertible into Shares or stock of another class, for cash or property or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, shall not affect, and no adjustment shall be made with respect to, the number, class, or Exercise Price of Shares then subject to Options or reserved for issuance under the Plan.

11.  Non-Transferability of Options.

     11.01 Incentive Stock Options may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution.

     11.02 Non-Qualified Stock Options may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution, pursuant to the terms of a "qualified domestic relations order" (within the meaning of Section 414(p) of the Code and the regulations and rulings thereunder), or, in the sole discretion of the Committee, in connection with a transfer for estate or retirement planning purposes to a trust established for such purposes.

12.  Time of Granting Options.

     The date of grant of an Option shall, for all purposes, be the later of the date on which the Committee makes the determination of granting such Option and the Effective Date. Notice of the determination shall be given to each Participant to whom an Option is so granted within a reasonable time after the date of such grant.

13.  Effective Date.

     The Plan shall be effective as of July 31, 2003.

14.  Approval by Shareholders.

     The Plan shall be approved by shareholders of the Company within twelve
     (12) months before or after the Effective Date.

15.  Modification of Options.

     At any time, and from time to time, the Board may execute an instrument providing for the modification of any outstanding Option, provided no such modification shall confer on the holder of said Option any right or benefit which could not be conferred on him by the grant of a new Option at such time, or impair the Option without the consent of the holder of the Option.

16.  Amendment and Termination of the Plan.

     The Board may from time to time amend the terms of the Plan and, with respect to any Shares at the time not subject to Options, suspend or terminate the Plan; provided that shareholder approval shall be required to increase the number of Shares subject to the Plan provided in Paragraph 4 or to extend the terms of the Plan. No amendment, suspension, or termination of the Plan shall, without the consent of any affected holders of an Option, alter or impair any rights or obligations under any Option theretofore granted.

17.  Reservation of Shares.

     The Company, during the term of the Plan, will reserve and keep available a number of Shares sufficient to satisfy the requirements of the Plan.

18.  Withholding Tax.

     The Company's obligation to deliver Shares upon exercise of Options (or such earlier time that the Participant makes an election under Section 83(b) of the Code) shall be subject to the Participant's satisfaction of all applicable federal, state and local income and employment tax withholding obligations. The Board, in its discretion, may permit the Participant to satisfy the obligation, in whole or in part, by irrevocably electing to have the Company withhold Shares, or to deliver to the Company Shares that he already owns, having a value equal to the amount required to be withheld. The value of Shares to be withheld, or delivered to the Company, shall be based on the Market Value of the Shares on the date the amount of tax to be withheld is to be determined. As an alternative, the Company may retain, or sell without notice, a number of such Shares sufficient to cover the amount required to be withheld.

19.  No Employment or Other Rights.

     In no event shall an Employee's eligibility to participate or participation in the Plan create or be deemed to create any legal or equitable right of the Employee or any other party to continue service with the Company or any Affiliate of such corporations. No Employee shall have a right to be granted an Option or, having received an Option, the right to be granted an additional Option.

20.  Governing Law.

     The Plan shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia, except to the extent that federal law shall be deemed to apply.

                    UNITED FINANCIAL BANKING COMPANIES, INC.
                               8399 Leesburg Pike
                             Vienna, Virginia 22182

                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

           This Proxy is Solicited on Behalf of the Board of Directors

     The undersigned, revoking any proxy heretofore given, hereby appoints Harold C. Rauner, Jeffery T. Valcourt and Dennis I. Meyer, or either of them (with full power to act in the absence of the other, each with full power of substitution) as proxies to vote all of the shares of Common Stock of United Financial Banking Companies, Inc. (the "Company"), held of record at the close of business on March 31, 2003, by the undersigned at the Annual Meeting of Shareholders of said company, to be held in the Community Hall C at the McLean Community Center, 1234 Ingleside Avenue, McLean, Virginia, on June 6, 2003, at 10:00 a.m., and at any and all adjournments thereof as follows:

     1.   ELECTION OF DIRECTORS [_]  FOR all nominees listed below(except as indicated to the contrary below)

                                [_] WITHHOLD AUTHORITY to vote for all nominees listed below
                                                    (under Instructions)

          Class 1 - Directors        William J. McCormick, Jr.

                                     Manuel V. Fernandez

                                     Robert W. Pitts

          Instructions:  To withhold authority to vote for either of the nominees, write that nominee's name in this space:

                         _______________________________________________________

     2.   To approve the Company's 2003 Directors Stock Plan

          [_]    FOR            [_]  AGAINST       [_]   ABSTAIN

     3.   To approve the Company's 2003 Executive Stock Plan

          [_]    FOR            [_]  AGAINST       [_]   ABSTAIN

     4. To ratify the appointment of Brown, Dakes, Wannall & Maxfield, P.C. as the independent auditors for 2003

          [_]    FOR            [_]  AGAINST       [_]   ABSTAIN

     5. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before this meeting.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of nominees listed under Item 1, FOR the 2003 Directors Stock Plan listed under Item 2, FOR the 2003 Executive Stock Plan listed under
Item 3 and FOR the appointment of Brown, Dakes, Wannall & Maxfield, P.C. as the independent auditors for 2003 as listed under Item 4.

Please sign exactly as your name appears below. When shares are held by joint tenants either one may sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                             ___________________________________
                                             Signature                      Date

                                             ___________________________________
                                             Signature if held jointly      Date

The number of shares shown above are         I plan ____ do not plan ____ to
covered by this proxy.                       attend the Annual Meeting.

   PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.